                                                                    Exhibit 23.3


                      CONSENT OF DEGOLYER AND MACNAUGHTON

         We hereby consent to the reference to our firm under the caption "Proved Reserves" in the Annual Report on Form 10-K of Range Resources Corporation.

                                                        DEGOLYER AND MACNAUGHTON


Dallas, Texas
March 9, 2000